UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2022

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On December 21, 2022, the Board of Directors of Intelligent Bio Solutions Inc. (the “Company”) determined that the Company’s annual meeting of stockholders for fiscal year ended June 30, 2022 (the “FY22 Annual Meeting”) will be held virtually by means of remote communication on or about February 8, 2023, or as otherwise set forth in the Company’s notice and proxy statement for the FY22 Annual Meeting. Stockholders of record (and entitled to vote at the FY22 Annual meeting) at the close of business on January 3, 2023, will be entitled to notice of, and to vote at, the FY22 Annual Meeting. The Company, however, reserves the right to change the record date prior to the FY22 Annual Meeting.

Because the annual meeting of stockholders for the year ended June 30, 2021 (the “FY21 Annual Meeting”), was cancelled after being adjourned several times due to lack of quorum, the Company is providing revised deadlines for any stockholder proposal, including director nominations, intended to be considered for inclusion in the Company’s proxy statement for its FY22 Annual Meeting.

In accordance with Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s amended and restated bylaws (the “Bylaws”), stockholders of the Company who wish to have a proposal or nomination considered for inclusion in the Company’s proxy materials for the FY22 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposal is received by the Company’s Secretary at its principal executive offices at 142 West, 57th Street, 11th Floor, New York, NY 10019, no later than on or before the close of business on December 31, 2022. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 under the Exchange Act and the Company’s Bylaws.

Additionally, any shareholder who intends to submit a director nomination or other proposal regarding any other matter of business to be considered at FY22 Annual Meeting, but not intended to be included in the Company’s proxy statement for the FY22 Annual Meeting, and other than in accordance with Rule 14a-8, must similarly make sure that such nomination or proposal is received at the Company’s principal executive offices no later than on or before the close of business on December 31, 2022.

Item 8.01. Other Events.

On December 21, 2022, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01, announcing that the Company’s Board of Directors has cancelled the FY21 Annual Meeting, which was originally scheduled to be held on June 16, 2022, but was adjourned several times (most recently to a date to be determined) due to lack of quorum.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release, dated December 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2022
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer